Cedar Ridge Unconstrained Credit Fund

Investor Class: (Ticker Symbol: CRUPX)

Institutional Class: (Ticker Symbol: CRUMX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 30, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated March 1, 2018

On January 25, 2019, Cedar Ridge Partners, LLC (“Cedar Ridge”), the investment adviser for the Cedar Ridge Unconstrained Credit Fund (the “Fund”), entered into an agreement pursuant to which substantially all of Cedar Ridge’s assets were acquired by Shelton Capital Management (“Shelton”), a registered investment adviser (the “Transaction”). Under the Investment Company Act of 1940, as amended, the Transaction resulted in an assignment and termination of the investment advisory agreement between Cedar Ridge and the Trust, on behalf of the Fund. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust (the “Board”), at a meeting held on January 24, 2019, considered and approved a new investment advisory agreement between the Trust and Shelton with respect to the Fund (the “New Agreement”), pursuant to which Shelton would become the investment advisor for the Fund, effective on January 25, 2019, the closing date of the Transaction. The Fund’s investment objective, strategies, advisory fee, and expense cap, as well as the day-to-day management of the Fund will not change as a result of the Transaction.

In addition to approving the New Agreement, the Board also approved the submission of a proposal to the Fund’s shareholders to approve the New Agreement with respect to the Fund. The New Agreement is effective for 150 days from the closing of the Transaction, unless approved by shareholders of the Fund, in which case the New Agreement will remain in effect for a two-year period. A special meeting of Fund shareholders will be held to consider and vote on the New Agreement. Proxy materials will be sent to Fund shareholders with more information about the shareholder meeting and the New Agreement.

Please read the proxy statement when it is available because it contains important information. You will be able to obtain free copies of the proxy statement at the Securities and Exchange Commission website at www.sec.gov once the proxy statement has been mailed to Fund shareholders. You can also obtain free copies of the Fund’s Prospectus and Statement of Additional Information, as well as the Fund’s Annual and Semi-Annual Reports, by calling (toll-free) 1-855-550-5090, by writing to the Cedar Ridge Unconstrained Credit Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201, or by visiting www.cedarridgepartners.com.